UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2022

SL Investment Corp.
(Exact name of registrant as specified in its charter)

Delaware	814-01366	85-3472615
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
1585 Broadway New York, NY		10036
(Address of principal executive offices)		(Zip Code)

1 (212) 761-4000
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☒

Item 1.01. Entry into a Material Definitive Agreement.

On June 10, 2022, SLIC Financing SPV LLC (“SLIC LLC”), a Delaware limited liability company and a wholly owned subsidiary of SL Investment Corp. (the “Company”), entered into an amendment (the “Third Amendment”) to that certain Amended and Restated Loan and Security Agreement (the “JPM Funding Facility”), dated as of June 3, 2021 (as amended by the Amendment No. 1 to Amended and Restated Loan and Security Agreement, dated as of August 18, 2021, and the Amendment No. 2 to Amended and Restated Loan and Security Agreement, dated as November 24, 2021), by and among SLIC LLC, as the borrower, the Company, as the parent and servicer, SL Investment Feeder Fund L.P. and SL Investment Feeder Fund GP Ltd., as pledgors, U.S. Bank National Association, as collateral agent, as collateral administrator and as securities intermediary, JPMorgan Chase Bank, National Association, as administrative agent, the lenders party thereto, and the issuing banks party thereto. The Third Amendment, among other things, (a) increased the borrowing capacity under the JPM Funding Facility from $750 million to $1 billion, (b) provides for an automatic one-year extension of the scheduled termination date upon the occurrence of certain conditions, (c) revised certain concentration limitations, and (d) revised the underlying benchmark index from LIBOR to SOFR and revised the benchmark replacement provisions. The other material terms of the JPM Funding Facility remain unchanged. Borrowings under the JPM Funding Facility are subject to various covenants under the related agreements as well as the leverage restrictions contained in the Investment Company Act of 1940, as amended.

The description above is only a summary of the material provisions of the Third Amendment, does not purport to be complete and is qualified in its entirety by reference to the provisions in such amendment a copy of which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2022.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 13, 2022	SL Investment Corp.

	By:	/s/ Venugopal Rathi
Venugopal Rathi
Chief Financial Officer